Exhibit 99.21

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-L

KEY PERFORMANCE FACTORS
AUGUST, 1999



        Expected B Maturity                                       12/15/99


        Blended Coupon                                          5.5179%



        Excess Protection Level
          3 Month Average  5.86%
          August, 1999  5.88%
          July, 1999  6.37%
          June, 1999  5.31%


        Cash Yield                                  18.20%


        Investor Charge Offs                        4.78%


        Base Rate                                   7.55%


        Over 30 Day Delinquency                     4.81%


        Seller's Interest                           7.19%


        Total Payment Rate                          14.37%


        Total Principal Balance                     $ 46,158,397,644.87


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 3,316,578,126.38